EXHIBIT 1

JOINT FILING AGREEMENT

Aspen Insurance Holdings Limited

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13G and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of August 18, 2025.

Apollo Management Holdings GP, LLC

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

AP HIGHLANDS CO-INVEST, L.P.

By:	Apollo Co-Investment Management, LLC,
its investment manager

	By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

Apollo Advisors IX (EH), L.P.

By:	Apollo Advisors IX (EH-GP), LLC,
its general partner

	By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

Apollo Advisors IX (EH-GP), LLC

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

Apollo Co-Investment Management, LLC

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

Apollo Management, L.P.

By:	Apollo Management GP, LLC,
its general partner

	By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

Apollo Management GP, LLC

By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

Apollo Investment Fund IX, L.P.

By:	Apollo Advisors IX, L.P.,
its general partner

	By:	Apollo Capital Management IX, LLC,
its general partner

		By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

Apollo Overseas Partners (Delaware 892) IX, L.P.

By:	Apollo Advisors IX, L.P.,
its general partner

	By:	Apollo Capital Management IX, LLC,
its general partner

		By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

APOLLO OVERSEAS PARTNERS (DELAWARE) IX, L.P.

By:	Apollo Advisors IX, L.P.,
its general partner

	By:	Apollo Capital Management IX, LLC,
its general partner

		By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

APOLLO OVERSEAS PARTNERS (LUX) IX, SCSP

By:	Apollo Overseas Partners (Lux) IX GP, S.a r.l.,
its general partner

	By:	Apollo Capital Management IX, LLC,
its general partner

		By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

APOLLO OVERSEAS PARTNERS (LUX) IX GP, S.A R.L.

By:	Apollo Advisors IX, L.P.,
its sole shareholder

	By:	Apollo Capital Management IX, LLC,
its general partner

		By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

APOLLO OVERSEAS PARTNERS IX, L.P.

By:	Apollo Advisors IX, L.P.,
its general partner

	By:	Apollo Capital Management IX, LLC,
its general partner

		By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

APOLLO ADVISORS IX, L.P.

By:	Apollo Capital Management IX, LLC,
its general partner

	By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

APOLLO CAPITAL MANAGEMENT IX, LLC

By:	/s/ James Elworth
Name:	James Elworth
Title:	Vice President

APOLLO MANAGEMENT IX, L.P.

By:	AIF IX Management, LLC,
its general partner

	By:	Apollo Management Holdings, L.P.,
its sole member

		By:	Apollo Management GP, LLC,
its general partner

			By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

AIF IX MANAGEMENT, LLC

By:	Apollo Management Holdings, L.P.,
its sole member

	By:	Apollo Management GP, LLC,
its general partner

		By:	/s/ James Elworth
Name: James Elworth
Title: Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ James Elworth
Name: James Elworth
Title: Vice President